UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2022

BrandywineGLOBAL —

HIGH YIELD FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s objective is high current income with the opportunity for capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — High Yield Fund for the twelve-month reporting period ended December 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2023

II	BrandywineGLOBAL — High Yield Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to seek high current income with the opportunity for capital appreciation. Under normal market conditions, the Fund intends to provide exposure to high yield securities by investing at least 80% of its net assets in a diversified portfolio of corporate debt securities that are rated at the time of purchase below investment grade (that is, securities rated below Baa/BBB assigned by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”)) or unrated securities determined by us at Brandywine Global Investment Management, LLC, the Fund’s subadviser, to be of comparable credit quality. These investments are also known as “junk bonds,” “high yield bonds,” and “non-investment grade bonds,” and may include so called “distressed debt.” Such securities may be public or privately placed U.S. dollar denominated debt securities issued by U.S. and non-U.S. companies (which may include companies in emerging markets) of any size, which we believe represent an attractive investment opportunity. The Fund also may invest in other securities including investment grade securities. However, investments in non-U.S. obligations or securities will not exceed 25% of the net assets of the Fund. The Fund may invest in securities of any maturity and does not maintain a dollar-weighted effective duration target for the securities in which it invests.

While not a part of the Fund’s principal investment strategy of investing in corporate bonds, the Fund may invest in other securities such as trust preferred securities, convertible securities, preferred stock, equity securities, U.S. Government and Agency securities, and mortgage or asset-backed securities. In selecting securities for the Fund, we perform a risk/ reward analysis that includes an evaluation of credit risk, interest rate risk, yield and the legal and technical structure of the security. We will attempt to take advantage of inefficiencies that we believe exist in the fixed income markets by purchasing securities at prices below our estimate of their fair value with the goal of selling securities as they approach or exceed our estimate of their fair value. We seek to invest in securities that we expect to offer attractive prospects for current income and/or capital appreciation in relation to the risk borne.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global fixed income market generated extremely weak results during the reporting period ended December 31, 2022. Global yields moved sharply higher, which negatively impacted fixed income assets. Rising yields were driven by a number of factors, including elevated inflation that prompted most global central banks to aggressively raise interest rates. The market also experienced periods of volatility given the repercussions from the war in Ukraine, the impact from the COVID-19 pandemic and its variants, the weakening global economy, and concerns over the trajectory for corporate profits. Against this backdrop, most spread sectors (non-U.S. Treasuries) posted double-digit declines over the reporting period.

On the monetary policy front, the Federal Reserve Board (the “Fed”) initially characterized surging inflation as being transitory. This proved to be incorrect, as supply chain issues

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	1

Fund overview (cont’d)

persisted and the war in Ukraine added fuel to the inflation fire. This left the central bank no choice but to abruptly reverse course and aggressively raise rates in an attempt to rein in a four-decade high in inflation, even if this could trigger a recession. The Fed raised rates seven times and a total of 4.25% in 2022, the most since 1980. While the central bank raised rates 50 basis points in December, versus 75 basis point hikes at its previous four meetings, the Fed remained hawkish and expects to make additional rate hikes in 2023. Both the European Central Bank and the Bank of England also aggressively raised rates, by 250 basis points and 325 basis points, respectively, in 2022. At the end of the reporting period, rates in both regions were the highest since 2008. The Bank of Japan kept rates on hold during the year, but in December the central bank surprised the market by raising the target range for the ten-year bond from 0.25% to 0.50%. The market interpreted this as being the first step toward normalizing its ultra-easy monetary policy. Elsewhere, emerging market central banks generally raised rates as well in 2022 given high inflation, causing their yields to move higher and dragging down their bond markets.

Looking at the currency market, the major story in 2022 was the strength of the U.S. dollar. The greenback appreciated roughly 17% over the first nine months of the reporting period given the Fed’s rate hikes, the resilient U.S. economy, and Fed Chair Jerome Powell’s vow to continue tightening monetary policy “until the job is done.” However, after reaching a twenty-one-year high in late September 2022, the U.S. dollar gave back around half of its gain in the fourth quarter. This turnaround was partially driven by concerns the economy could fall into a recession. Still, the U.S. dollar gained 8.2% in 2022, its strongest return since 2014. For the year as a whole, most developed and emerging market currencies fell sharply versus the greenback.

All told, the ICE BofA U.S. High Yield Index (the “Index”)i generated a -11.22% total return for the period. By comparison, given the sizeable allocation to investment-grade corporate bonds, which carry a meaningful amount of duration risk, the ICE BofA U.S. Corporate and High Yield Indexii generated a return of -14.80% in 2022.

Q. How did we respond to these changing market conditions?

A. In a year that saw unprecedented turmoil in financial markets, most notably in fixed income, we stayed the course with respect to the Fund’s long-term outlook and objectives as we continued to find value in the high-yield market. Economic data in the first half of 2022 supported aggressive monetary policy that the economy had not witnessed for decades. As a result, fixed income experienced a broad duration-driven sell-off, and high-yield outperformed its investment-grade counterpart. We remained underweight duration throughout the year, with the Fund’s effective duration ranging from approximately 3.5 to 4 years. In contrast, the effective duration for the Index stayed above four years.

The deterioration in prices and subsequent increase in yields offered an opportunity for the Fund to take a more defensive credit position towards the second half of the year, while still maintaining high income potential for investors. With a potential recession looming, we gradually reduced the Fund’s exposure to riskier credit in favor of higher-quality issues. At

2	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

the start of the year, 70.23% of the portfolio was invested in B-rated and CCC-rated bonds, versus 49.63% to end the year. Select portions of the investment-grade universe, namely BBB-rated bonds, traded at attractive valuations while providing improved margins of safety and liquidity. We were able to step up the credit quality of the Fund without sacrificing yields and our low-duration positioning relative to the Index. We remain underweight CCC-rated bonds, which represent 11% of the Index as of the end of the reporting, and are at significant risk of default entering 2023. We are positioned to take advantage of further valuation anomalies should the economy weaken and spreads widen.

Performance review

For the twelve months ended December 31, 2022, Class I shares of BrandywineGLOBAL — High Yield Fund returned -9.49%. The Fund’s unmanaged benchmark, the ICE BofA U.S. High Yield Index, returned -11.22% for the same period. The Lipper High Yield Funds Category Averageiii returned -10.65% over the same time frame.

Performance Snapshot as of December 31, 2022 (unaudited)
	6 months	12 months
BrandywineGLOBAL — High Yield Fund:
Class A	4.23%	-9.75%
Class C	3.88%	-10.31%
Class I	4.38%	-9.49%
Class IS	4.43%	-9.36%
ICE BofA U.S. High Yield Index	3.28%	-11.22%
Lipper High Yield Funds Category Average	3.07%	-10.65%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2022 for Class A, Class C, Class I and Class IS shares were 7.31%, 6.98%, 7.93% and 8.04%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing

30-day period, and not on the distributions paid by the Fund, which may differ.

The Fund acquired the assets and liabilities of Diamond Hill High Yield Fund, a series of the Diamond Hill Funds (the “Predecessor Fund”), on July 30, 2021. As a result of the reorganization, the Predecessor Fund is the accounting survivor and the Fund is the legal entity successor.

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class I and Class IS shares were 0.96%, 3.07%, 0.67% and 0.56%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.96% for Class A shares, 1.71% for Class C shares, 0.67% for Class I shares and 0.55% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed the expense limitation (“expense cap”) for Class C and Class IS shares as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned, or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund’s ability to outperform the Index in both up and down conditions is largely attributable to the Fund’s experience identifying market inefficiencies and allocating accordingly. In the case of this year, our credit selection, backed by painstaking bottom-up fundamental credit analysis, proved fruitful. The Fund generated alpha by investing in well-capitalized individual issuers across an array of industries, notably in metals and mining, energy, and chemicals. Smaller positions in the banking, utilities and transportation sectors were also accretive, both in absolute and relative terms.

The Fund also benefitted from increasingly defensive positioning as the year progressed, particularly towards the end of the year. The decision to reduce exposure to CCC-rated bonds generated alpha. That portion of the market has recently flashed warning signs of weaker liquidity conditions, and there are growing concerns for a rise in default rates next

4	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

year. On the other hand, an increased allocation to BBB-rated bonds further strengthened relative outperformance this year, and it places the Fund in a position of strength going into potentially weaker credit conditions in 2023. The low-duration profile of the Fund relative to the Index minimized much of the long-duration carnage experienced in the first three quarters of the year. We remain positioned towards the front-end of the curve, given the attractive yields at these tenors.

Q. What were the leading detractors from performance?

A. Navigating through this year’s market proved challenging. Every broad-based sector and every ratings classification of the Index logged negative returns in 2022. On an absolute basis, losses were driven by underperforming issues in the financial services sector. Our financial services allocation performed roughly in line with the Index on a total return basis, however it was one of the largest sector allocations in absolute and relative terms in 2022, as well as slightly overweight duration relative to the Index. Financial services have more recently trended positively going into 2023. Poor credit selection and an overweight allocation to the retail sector also detracted from performance as this segment experienced pain related to inflation and trending migration to ecommerce. Retail was ultimately the poorest performing sector in the Index this year. A handful of single-B issues in the media sector also detracted from overall performance.

We have confidence in the high-yield market’s ability to weather tighter credit conditions and a potential recession in 2023. Responsible corporate management and creative financial engineering has fostered an improved capitalization structure in terms of credit quality, seniority, and maturity schedule. We still see compelling valuations across the universe and remain steadfast in our commitment to meeting our investment goals. Thank you for your investment in BrandywineGLOBAL — High Yield Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

John D. McClain

Portfolio Manager

Brandywine Global Investment Management, LLC

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	5

Fund overview (cont’d)

William P. Zox

Portfolio Manager

Brandywine Global Investment Management, LLC

January 13, 2023

RISKS: Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. “High yield” or “junk” bonds are subject to greater price volatility, illiquidity, and possibility of default. Asset-backed, mortgage backed, or mortgage-related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations and social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Equity securities are subject to market and price fluctuations. Active and frequent trading may increase a shareholder’s tax liability and transaction costs, which could detract from Fund performance. The manager’s investment style may become out of favor and/ or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2022 were: financials (22.9%), consumer discretionary (18.2%), energy (14.8%), communication services (8.6%) and industrials (8.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

[i]

ICE BofA U.S. High Yield Index (the “Index”) is an unmanaged index measuring the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

ii

The ICE BofA U.S. Corporate and High Yield Index is an unmanaged index measuring the performance of U.S. dollar denominated investment grade and below investment grade corporate debt publicly issued in the U.S. domestic market.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 544 funds for the six-month period and among the 520 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

1

The bar graph above represents the composition of the Fund’s investments as of December 31, 2022 and December 31, 2021. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	BrandywineGLOBAL — High Yield 8 Fund 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.23%	$1,000.00	$1,042.30	0.97%	$4.99	Class A	5.00%	$1,000.00	$1,020.32	0.97%	$4.94
Class C	3.88	1,000.00	1,038.80	1.64	8.43	Class C	5.00	1,000.00	1,016.94	1.64	8.34
Class I	4.38	1,000.00	1,043.80	0.66	3.40	Class I	5.00	1,000.00	1,021.88	0.66	3.36
Class IS	4.43	1,000.00	1,044.30	0.54	2.78	Class IS	5.00	1,000.00	1,022.48	0.54	2.75

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

Fund performance (unaudited)

The Fund acquired the assets and liabilities of Diamond Hill High Yield Fund, a series of the Diamond Hill Funds (the “Predecessor Fund”) on July 30, 2021. As a result of the reorganization, the Predecessor Fund is the accounting survivor and the Fund is the legal entity successor. Performance shown for the Fund’s Class A shares, Class I shares and Class IS shares for the periods prior to July 30, 2021, is the performance of the Predecessor Fund’s Investor shares, Class I shares and Class Y shares, respectively.

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS
Twelve Months Ended 12/31/22	-9.75%	-10.31%	-9.49%	-9.36%
Five Years Ended 12/31/22	4.56	N/A	4.82	4.97
Inception* through 12/31/22	5.79	-7.18	6.08	6.22

With sales charges[2]	Class A	Class C	Class I	Class IS
Twelve Months Ended 12/31/22	-12.90%	-11.16%	-9.49%	-9.36%
Five Years Ended 12/31/22	3.82	N/A	4.82	4.97
Inception* through 12/31/22	5.33	-7.18	6.08	6.22

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 12/4/14 through 12/31/22)	57.57%
Class C (Inception date of 8/2/21 through 12/31/22)	-9.99
Class I (Inception date of 12/4/14 through 12/31/22)	61.11
Class IS (Inception date of 12/4/14 through 12/31/22)	62.78

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

1

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

2

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 3.75% (3.50% prior to August 15, 2022). Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, I and IS shares are December 4, 2014, August 2, 2021, December 4, 2014 and December 4, 2014, respectively.

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of BrandywineGLOBAL — High Yield Fund vs. ICE BofA U.S. High Yield Index† — December 4, 2014 - December 31, 2022

All figures represent past performance and are not a guarantee of future results.

Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of BrandywineGLOBAL — High Yield Fund on December 4, 2014 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2022 (Performance prior to July 31, 2021 on this chart is that of the Fund’s Predecessor). The hypothetical illustration also assumes a $1,000,000 investment in the ICE BofA U.S. High Yield Index. The ICE BofA U.S. High Yield Index (the “Index”) is an index measuring the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

Schedule of investments

December 31, 2022

BrandywineGLOBAL — High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 86.9%
Communication Services — 8.4%
Diversified Telecommunication Services — 0.5%
Total Play Telecomunicaciones SA de CV, Senior Notes	6.375%	9/20/28	$5,630,000	$4,404,031	(a)
Entertainment — 2.9%
Playtika Holding Corp., Senior Notes	4.250%	3/15/29	4,529,000	3,560,926	(a)
ROBLOX Corp., Senior Notes	3.875%	5/1/30	16,820,000	13,279,390	(a)
Speedway Motorsports LLC/Speedway Funding II Inc., Senior Notes	4.875%	11/1/27	11,467,000	10,193,776	(a)
Total Entertainment				27,034,092
Interactive Media & Services — 3.7%
ANGI Group LLC, Senior Notes	3.875%	8/15/28	20,055,000	14,915,204	(a)
GrubHub Holdings Inc., Senior Notes	5.500%	7/1/27	21,065,000	15,287,502	(a)
Meta Platforms Inc., Senior Notes	4.450%	8/15/52	3,075,000	2,459,514	(a)
Meta Platforms Inc., Senior Notes	4.650%	8/15/62	1,150,000	928,793
Total Interactive Media & Services				33,591,013
Media — 0.9%
LCPR Senior Secured Financing DAC, Senior Secured Notes	6.750%	10/15/27	1,200,000	1,124,784	(a)
Liberty Interactive LLC, Senior Notes	8.500%	7/15/29	9,521,000	4,689,092
Liberty Interactive LLC, Senior Notes	8.250%	2/1/30	5,940,000	2,712,531
Total Media				8,526,407
Wireless Telecommunication Services — 0.4%
United States Cellular Corp., Senior Notes	6.700%	12/15/33	4,106,000	3,629,704
Total Communication Services				77,185,247
Consumer Discretionary — 15.8%
Automobiles — 1.5%
Stellantis Finance US Inc., Senior Notes	6.375%	9/12/32	11,800,000	11,683,460	(a)
Winnebago Industries Inc., Senior Secured Notes	6.250%	7/15/28	2,525,000	2,364,256	(a)
Total Automobiles				14,047,716
Hotels, Restaurants & Leisure — 10.1%
Affinity Gaming, Senior Secured Notes	6.875%	12/15/27	20,350,000	17,278,962	(a)
Carnival Corp., Secured Notes	10.500%	2/1/26	300,000	301,925	(a)
Carnival Corp., Senior Secured Notes	4.000%	8/1/28	4,133,000	3,378,149	(a)
CCM Merger Inc., Senior Notes	6.375%	5/1/26	16,800,000	15,852,648	(a)
IRB Holding Corp., Senior Secured Notes	7.000%	6/15/25	200,000	199,810	(a)
Nathan’s Famous Inc., Senior Secured Notes	6.625%	11/1/25	7,214,000	7,066,077	(a)
Station Casinos LLC, Senior Notes	4.500%	2/15/28	9,390,000	8,178,049	(a)

See Notes to Financial Statements.

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	13

Schedule of investments (cont’d)

December 31, 2022

BrandywineGLOBAL — High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Hotels, Restaurants & Leisure — continued
Station Casinos LLC, Senior Notes	4.625%	12/1/31	$9,106,000	$7,316,200	(a)
Travel + Leisure Co., Senior Secured Notes	4.500%	12/1/29	1,800,000	1,469,340	(a)
Travel + Leisure Co., Senior Secured Notes	4.625%	3/1/30	2,450,000	2,036,122	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	17,705,000	16,178,032	(a)
Viking Cruises Ltd., Senior Secured Notes	13.000%	5/15/25	11,400,000	12,045,661	(a)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Notes	5.500%	3/1/25	1,000,000	951,406	(a)
Total Hotels, Restaurants & Leisure				92,252,381
Household Durables — 0.6%
Century Communities Inc., Senior Notes	3.875%	8/15/29	1,206,000	949,785	(a)
MDC Holdings Inc., Senior Notes	2.500%	1/15/31	6,343,000	4,587,686
Total Household Durables				5,537,471
Internet & Direct Marketing Retail — 2.2%
MercadoLibre Inc., Senior Notes	3.125%	1/14/31	17,950,000	13,900,480
QVC Inc., Senior Secured Notes	5.450%	8/15/34	11,550,000	6,055,665
QVC Inc., Senior Secured Notes	5.950%	3/15/43	500,000	247,927
Total Internet & Direct Marketing Retail				20,204,072
Specialty Retail — 1.1%
Arko Corp., Senior Notes	5.125%	11/15/29	12,653,000	9,951,585	(a)
Textiles, Apparel & Luxury Goods — 0.3%
Crocs Inc., Senior Notes	4.250%	3/15/29	3,588,000	3,043,970	(a)
Total Consumer Discretionary				145,037,195
Consumer Staples — 3.2%
Tobacco — 3.2%
Altria Group Inc., Senior Notes	4.250%	8/9/42	1,400,000	1,042,731
BAT Capital Corp., Senior Notes	3.734%	9/25/40	1,330,000	907,473
Turning Point Brands Inc., Senior Secured Notes	5.625%	2/15/26	14,625,000	12,634,975	(a)
Vector Group Ltd., Senior Secured Notes	5.750%	2/1/29	16,680,000	14,487,081	(a)
Total Consumer Staples				29,072,260
Energy — 14.6%
Oil, Gas & Consumable Fuels — 13.5%
Aethon United BR LP/Aethon United Finance
Corp., Senior Notes	8.250%	2/15/26	5,650,000	5,611,021	(a)
Chord Energy Corp., Senior Notes	6.375%	6/1/26	1,503,000	1,465,906	(a)
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	1,670,000	1,304,046
Civitas Resources Inc., Senior Notes	5.000%	10/15/26	12,926,000	11,833,827	(a)
Continental Resources Inc., Senior Notes	2.268%	11/15/26	4,400,000	3,818,130	(a)

See Notes to Financial Statements.

14	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

BrandywineGLOBAL — High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Delek Overriding Royalty Leviathan Ltd., Senior Secured Notes	7.494%	12/30/23	$8,588,000	$8,579,412	(b)
Energean Israel Finance Ltd., Senior Secured Notes	4.500%	3/30/24	3,754,000	3,631,056	(b)
Energean Israel Finance Ltd., Senior Secured Notes	5.875%	3/30/31	6,789,000	5,953,104	(b)
Floatel International Ltd.	0.000%	9/24/26	15,000	0	*(c)(d)(e)
Floatel International Ltd., Senior Secured Notes	6.000%	9/24/26	150,000	112,500
Floatel International Ltd., Senior Secured Notes (10.000% PIK)	10.000%	9/24/26	150,000	112,500	(f)
Leviathan Bond Ltd., Senior Secured Notes	6.500%	6/30/27	1,910,000	1,859,385	(b)
Leviathan Bond Ltd., Senior Secured Notes	6.750%	6/30/30	7,463,000	7,062,356	(b)
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., Senior Notes	6.000%	8/1/26	27,900,000	26,827,245	(a)
New Fortress Energy Inc., Senior Secured Notes	6.750%	9/15/25	4,900,000	4,645,788	(a)
New Fortress Energy Inc., Senior Secured Notes	6.500%	9/30/26	11,313,000	10,527,878	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	400,000	368,155	(a)
PDC Energy Inc., Senior Notes	5.750%	5/15/26	10,035,000	9,595,467
ROCC Holdings LLC, Senior Notes	9.250%	8/15/26	1,000,000	996,851	(a)
Teine Energy Ltd., Senior Notes	6.875%	4/15/29	19,250,000	17,402,770	(a)
Var Energi ASA, Senior Notes	8.000%	11/15/32	2,025,000	2,093,584	(a)
Total Oil, Gas & Consumable Fuels				123,800,981
Water Utilities — 1.1%
Solaris Midstream Holdings LLC, Senior Notes	7.625%	4/1/26	10,445,000	10,401,653	(a)
Total Energy				134,202,634
Financials — 22.9%
Banks — 1.7%
Home BancShares Inc., Subordinated Notes (3.125% to 1/30/27 then 3 mo. Term SOFR + 1.820%)	3.125%	1/30/32	1,000,000	840,634	(g)
Huntington National Bank, Senior Notes (5.699% to 11/18/2024 then SOFR + 1.215%)	5.699%	11/18/25	1,750,000	1,754,761	(g)

See Notes to Financial Statements.

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	15

Schedule of investments (cont’d)

December 31, 2022

BrandywineGLOBAL — High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
SVB Financial Group, Senior Notes	3.125%	6/5/30	$2,978,000	$2,471,753
Texas Capital Bancshares Inc., Subordinated Notes (4.000% to 5/6/26 then 5 year Treasury Constant Maturity Rate + 3.150%)	4.000%	5/6/31	11,837,000	10,520,171	(g)
Total Banks				15,587,319
Capital Markets — 1.2%
Coinbase Global Inc., Senior Notes	3.375%	10/1/28	4,000,000	2,119,600	(a)
Coinbase Global Inc., Senior Notes	3.625%	10/1/31	1,619,000	781,834	(a)
Hightower Holding LLC, Senior Notes	6.750%	4/15/29	10,199,000	8,572,959	(a)
Total Capital Markets				11,474,393
Consumer Finance — 7.0%
Credit Acceptance Corp., Senior Notes	5.125%	12/31/24	3,750,000	3,534,111	(a)
Credit Acceptance Corp., Senior Notes	6.625%	3/15/26	7,604,000	7,219,143
FirstCash Inc., Senior Notes	5.625%	1/1/30	17,715,000	15,790,531	(a)
PRA Group Inc., Senior Notes	7.375%	9/1/25	2,750,000	2,676,437	(a)
PRA Group Inc., Senior Notes	5.000%	10/1/29	531,000	438,856	(a)
PROG Holdings Inc., Senior Notes	6.000%	11/15/29	20,545,000	16,558,859	(a)
Synchrony Bank, Senior Notes	5.625%	8/23/27	7,500,000	7,320,499
World Acceptance Corp., Senior Notes	7.000%	11/1/26	18,557,000	10,415,128	(a)
Total Consumer Finance				63,953,564
Diversified Financial Services — 0.9%
Cobra AcquisitionCo LLC, Senior Notes	6.375%	11/1/29	13,666,000	8,080,706	(a)
Insurance — 1.9%
BroadStreet Partners Inc., Senior Notes	5.875%	4/15/29	8,700,000	7,415,718	(a)
Brown & Brown Inc., Senior Notes	2.375%	3/15/31	5,320,000	4,059,735
Fairfax Financial Holdings Ltd., Senior Notes	5.625%	8/16/32	4,400,000	4,142,415	(a)
NFP Corp., Senior Secured Notes	7.500%	10/1/30	2,512,000	2,377,793	(a)
Total Insurance				17,995,661
Mortgage Real Estate Investment Trusts (REITs) — 2.2%
Blackstone Holdings Finance Co. LLC, Senior Notes	6.200%	4/22/33	7,600,000	7,684,605	(a)
Burford Capital Global Finance LLC, Senior Notes	6.875%	4/15/30	13,790,000	12,335,042	(a)
Total Mortgage Real Estate Investment Trusts (REITs)				20,019,647
Thrifts & Mortgage Finance — 8.0%
Freedom Mortgage Corp., Senior Notes	8.250%	4/15/25	20,000	18,021	(a)
Freedom Mortgage Corp., Senior Notes	7.625%	5/1/26	32,348,000	27,033,405	(a)
Freedom Mortgage Corp., Senior Notes	6.625%	1/15/27	4,040,000	3,149,184	(a)
MGIC Investment Corp., Senior Notes	5.250%	8/15/28	7,200,000	6,651,108

See Notes to Financial Statements.

16	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

BrandywineGLOBAL — High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Thrifts & Mortgage Finance — continued
PennyMac Financial Services Inc., Senior Notes	5.750%	9/15/31	$1,715,000	$1,362,542	(a)
Radian Group Inc., Senior Notes	6.625%	3/15/25	2,313,000	2,285,544
Radian Group Inc., Senior Notes	4.875%	3/15/27	2,702,000	2,480,339
Rocket Mortgage LLC, Senior Notes	5.250%	1/15/28	2,801,000	2,576,542	(a)
United Wholesale Mortgage LLC, Senior Notes	5.750%	6/15/27	9,605,000	8,282,500	(a)
United Wholesale Mortgage LLC, Senior Notes	5.500%	4/15/29	24,040,000	19,158,683	(a)
Total Thrifts & Mortgage Finance				72,997,868
Total Financials				210,109,158
Health Care — 1.5%
Health Care Equipment & Supplies — 0.8%
Embecta Corp., Senior Secured Notes	6.750%	2/15/30	8,221,000	7,477,287	(a)
Pharmaceuticals — 0.7%
Horizon Therapeutics USA Inc., Senior Notes	5.500%	8/1/27	5,800,000	5,962,313	(a)
Total Health Care				13,439,600
Industrials — 8.4%
Aerospace & Defense — 1.0%
TransDigm Inc., Senior Notes	7.500%	3/15/27	1,958,000	1,940,353
TransDigm Inc., Senior Secured Notes	6.250%	3/15/26	7,000,000	6,918,730	(a)
Total Aerospace & Defense				8,859,083
Airlines — 1.2%
Allegiant Travel Co., Senior Secured Notes	7.250%	8/15/27	11,330,000	10,792,751	(a)
Building Products — 0.1%
Standard Industries Inc., Senior Notes	4.375%	7/15/30	625,000	510,631	(a)
Commercial Services & Supplies — 1.5%
Cimpress PLC, Senior Notes	7.000%	6/15/26	17,580,000	12,180,831	(a)
IAA Inc., Senior Notes	5.500%	6/15/27	2,100,000	2,051,855	(a)
Total Commercial Services & Supplies				14,232,686
Construction & Engineering — 2.1%
Brundage-Bone Concrete Pumping Holdings Inc., Secured Notes	6.000%	2/1/26	19,100,000	17,436,313	(a)
MasTec Inc., Senior Notes	4.500%	8/15/28	2,489,000	2,233,863	(a)
Total Construction & Engineering				19,670,176
Machinery — 1.2%
ATS Corp., Senior Notes	4.125%	12/15/28	13,100,000	11,317,614	(a)
Professional Services — 0.8%
TriNet Group Inc., Senior Notes	3.500%	3/1/29	8,804,000	7,250,094	(a)

See Notes to Financial Statements.

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	17

Schedule of investments (cont’d)

December 31, 2022

BrandywineGLOBAL — High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Road & Rail — 0.5%
Uber Technologies Inc., Senior Notes	7.500%	5/15/25	$2,125,000	$2,126,555	(a)
Uber Technologies Inc., Senior Notes	7.500%	9/15/27	2,117,000	2,122,779	(a)
Total Road & Rail				4,249,334
Total Industrials				76,882,369
Information Technology — 4.9%
Communications Equipment — 0.8%
Viasat Inc., Senior Secured Notes	5.625%	4/15/27	8,200,000	7,462,820	(a)
IT Services — 2.0%
Bread Financial Holdings Inc., Senior Notes	7.000%	1/15/26	4,500,000	3,940,155	(a)
Sabre GLBL Inc., Senior Secured Notes	9.250%	4/15/25	1,700,000	1,696,391	(a)
Sabre GLBL Inc., Senior Secured Notes	7.375%	9/1/25	2,100,000	2,021,659	(a)
Twilio Inc., Senior Notes	3.625%	3/15/29	5,600,000	4,556,720
Twilio Inc., Senior Notes	3.875%	3/15/31	7,200,000	5,722,560
Total IT Services				17,937,485
Semiconductors & Semiconductor Equipment — 1.2%
Marvell Technology Inc., Senior Notes	2.950%	4/15/31	9,200,000	7,421,797
Qorvo Inc., Senior Notes	3.375%	4/1/31	3,900,000	3,140,335	(a)
Total Semiconductors & Semiconductor Equipment				10,562,132
Software — 0.5%
Elastic NV, Senior Notes	4.125%	7/15/29	6,155,000	4,979,241	(a)
Technology Hardware, Storage & Peripherals — 0.4%
Lenovo Group Ltd., Senior Notes	6.536%	7/27/32	4,000,000	3,878,361	(a)
Total Information Technology				44,820,039
Materials — 6.7%
Chemicals — 3.4%
Ashland LLC, Senior Notes	6.875%	5/15/43	1,200,000	1,184,958
Celanese US Holdings LLC, Senior Notes	6.165%	7/15/27	7,046,000	6,960,961
Celanese US Holdings LLC, Senior Notes	6.330%	7/15/29	500,000	486,887
Mativ Holdings Inc., Senior Notes	6.875%	10/1/26	25,120,000	22,227,934	(a)
Total Chemicals				30,860,740
Containers & Packaging — 0.2%
Sealed Air Corp., Senior Notes	6.875%	7/15/33	1,888,000	1,874,298	(a)
Metals & Mining — 3.1%
ArcelorMittal SA, Senior Notes	6.550%	11/29/27	1,424,000	1,433,142
ArcelorMittal SA, Senior Notes	6.800%	11/29/32	4,301,000	4,289,404
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	2,000,000	1,950,801	(a)

See Notes to Financial Statements.

18	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

BrandywineGLOBAL — High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
FMG Resources August 2006 Pty Ltd., Senior Notes	4.375%	4/1/31	$11,055,000	$9,215,542	(a)
Taseko Mines Ltd., Senior Secured Notes	7.000%	2/15/26	13,517,000	11,902,925	(a)
Total Metals & Mining				28,791,814
Total Materials				61,526,852
Real Estate — 0.3%
Real Estate Management & Development — 0.3%
Forestar Group Inc., Senior Notes	5.000%	3/1/28	3,000,000	2,579,144	(a)
Utilities — 0.2%
Electric Utilities — 0.2%
Enel Finance International NV, Senior Notes	2.250%	7/12/31	2,377,000	1,734,878	(a)
Total Corporate Bonds & Notes (Cost — $878,685,420)				796,589,376
Senior Loans — 3.0%
Consumer Discretionary — 1.4%
Auto Components — 0.6%
First Brands Group LLC, 2022 Incremental Term Loan (3 mo. Term SOFR + 5.000%)	10.246%	3/30/27	6,000,000	5,685,000	(g)(h)(i)
Internet & Direct Marketing Retail — 0.8%
Hayward Industries Inc., 2022 Incremental Term Loan (1 mo. Term SOFR + 3.250%)	7.811%	5/30/28	6,982,500	6,746,841	(d)(g)(h)(i)
Total Consumer Discretionary				12,431,841
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Flutter Entertainment PLC, Third Amendment 2028 Term Loan B	—	7/22/28	1,500,000	1,495,627	(j)
Information Technology — 0.9%
IT Services — 0.9%
Sabre GLBL Inc., Term Loan B2 (1 mo. Term SOFR + 5.100%)	9.423%	6/30/28	9,200,000	8,527,296	(g)(h)(i)
Materials — 0.5%
Chemicals — 0.5%
Axalta Coating Systems Dutch Holding B B.V., Term B-4 Dollar Facility	—	12/20/29	5,000,000	5,011,250	(j)
Total Senior Loans (Cost — $27,426,686)				27,466,014
Convertible Bonds & Notes — 1.4%
Communication Services — 0.2%
Entertainment — 0.2%
Spotify USA Inc., Senior Notes	0.000%	3/15/26	2,000,000	1,620,000

See Notes to Financial Statements.

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	19

Schedule of investments (cont’d)

December 31, 2022

BrandywineGLOBAL — High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Consumer Discretionary — 1.0%
Hotels, Restaurants & Leisure — 1.0%
Airbnb Inc., Senior Notes	0.000%	3/15/26	$3,000,000	$2,476,500
Carnival Corp., Senior Notes	5.750%	12/1/27	4,750,000	4,265,500	(a)
DraftKings Holdings Inc., Senior Notes	0.000%	3/15/28	3,000,000	1,885,500
NCL Corp. Ltd., Senior Notes	2.500%	2/15/27	1,000,000	720,000	(a)
Total Consumer Discretionary				9,347,500
Information Technology — 0.2%
Communications Equipment — 0.2%
Lumentum Holdings Inc., Senior Notes	0.500%	6/15/28	3,000,000	2,285,700	(a)
Total Convertible Bonds & Notes (Cost — $14,773,782)				13,253,200

			Shares
Convertible Preferred Stocks — 0.2%
Industrials — 0.2%
Machinery — 0.2%
Chart Industries Inc., Non Voting Shares (Cost — $1,750,000)	6.750%		35,000	1,772,400
Common Stocks — 0.0%††
Energy — 0.0%††
Oil, Gas & Consumable Fuels — 0.0%††
Floatel International Ltd. (Cost — $106,733)			64,422	0	*(c)(d)(e)

		Expiration Date	Warrants
Warrants — 0.0%††
Energy — 0.0%††
Oil, Gas & Consumable Fuels — 0.0%††
Floatel International Ltd. (Cost — $693,103)		3/16/25	116,908	0	*(c)(d)(e)
Total Investments before Short-Term Investments (Cost — $923,435,724)				839,080,990

	Rate		Shares
Short-Term Investments — 8.3%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost — $76,210,935)	4.024%		76,210,935	76,210,935	(k)(l)
Total Investments — 99.8% (Cost — $999,646,659)				915,291,925
Other Assets in Excess of Liabilities — 0.2%				1,399,729
Total Net Assets — 100.0%				$916,691,654

See Notes to Financial Statements.

20	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

BrandywineGLOBAL — High Yield Fund

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(d)	Security is valued using significant unobservable inputs (Note 1).

(e)	Value is less than $1.

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	All or a portion of this loan is unfunded as of December 31, 2022. The interest rate for fully unfunded term loans is to be determined.

(k)	Rate shown is one-day yield as of the end of the reporting period.

(l)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2022, the total market value of investments in Affiliated Companies was $76,210,935 and the cost was $76,210,935 (Note 9).

Abbreviation(s) used in this schedule:

PIK	— Payment-In-Kind

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	21

Statement of assets and liabilities

December 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $923,435,724)	$839,080,990
Investments in affiliated securities, at value (Cost — $76,210,935)	76,210,935
Interest receivable	14,200,288
Receivable for securities sold	11,711,851
Receivable for Fund shares sold	2,729,852
Dividends receivable from affiliated investments	276,679
Prepaid expenses	54,321
Total Assets	944,264,916

Liabilities:
Payable for securities purchased	19,259,490
Due to custodian	4,413,319
Payable for Fund shares repurchased	3,072,683
Investment management fee payable	379,076
Distributions payable	126,474
Service and/or distribution fees payable	14,811
Trustees’ fees payable	13,300
Accrued expenses	294,109
Total Liabilities	27,573,262
Total Net Assets	$916,691,654

Net Assets:
Par value (Note 8)	$972
Paid-in capital in excess of par value	1,075,119,730
Total distributable earnings (loss)	(158,429,048)
Total Net Assets	$916,691,654

See Notes to Financial Statements.

22	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

Net Assets:
Class A	$60,620,902
Class C	$1,216,601
Class I	$760,340,634
Class IS	$94,513,517

Shares Outstanding:
Class A	6,433,511
Class C	129,063
Class I	80,612,088
Class IS	10,007,033

Net Asset Value:
Class A (and redemption price)	$9.42
Class C*	$9.43
Class I (and redemption price)	$9.43
Class IS (and redemption price)	$9.44
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 3.75%; 3.50% prior to August 15, 2022)	$9.79

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	23

Statement of operations

For the Year Ended December 31, 2022

Investment Income:
Interest	$58,077,551
Dividends from affiliated investments	1,022,412
Less: Foreign taxes withheld	(9,286)
Total Investment Income	59,090,677

Expenses:
Investment management fee (Note 2)	4,682,297
Transfer agent fees (Note 6)	1,024,017
Service and/or distribution fees (Notes 2 and 6)	178,825
Registration fees	159,225
Trustees’ fees	80,174
Legal fees	77,708
Fund accounting fees	76,157
Audit and tax fees	50,525
Custody fees	17,191
Shareholder reports	16,355
Commitment fees (Note 10)	6,257
Interest expense	1,737
Insurance	1,094
Fees recaptured by investment manager (Note 2)	27
Miscellaneous expenses	14,146
Total Expenses	6,385,735
Less: Fee waivers and/or expense reimbursements (Notes 2 and 6)	(106,320)
Net Expenses	6,279,415
Net Investment Income	52,811,262

Realized and Unrealized Loss on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From:
Investment transactions in unaffiliated securities	(67,552,902)
Foreign currency transactions	(5)
Net Realized Loss	(67,552,907)
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	(89,365,192)
Net Loss on Investments and Foreign Currency Transactions	(156,918,099)
Decrease in Net Assets From Operations	$(104,106,837)

See Notes to Financial Statements.

24	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2022	2021

Operations:
Net investment income	$52,811,262	$51,916,022
Net realized gain (loss)	(67,552,907)	27,857,770
Change in net unrealized appreciation (depreciation)	(89,365,192)	(28,297,137)
Increase (Decrease) in Net Assets From Operations	(104,106,837)	51,476,655

Distributions to Shareholders From (Notes 1 and 7):
Total distributable earnings	(55,230,650)	(88,372,661)
Decrease in Net Assets From Distributions to Shareholders	(55,230,650)	(88,372,661)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	784,603,607	921,987,089
Reinvestment of distributions	53,721,135	80,081,478
Cost of shares repurchased	(849,568,945)	(601,402,165)
Increase (Decrease) in Net Assets From Fund Share Transactions	(11,244,203)	400,666,402
Increase (Decrease) in Net Assets	(170,581,690)	363,770,396

Net Assets:
Beginning of year	1,087,273,344	723,502,948
End of year	$916,691,654	$1,087,273,344

See Notes to Financial Statements.

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	25

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1,2]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.05	$11.40	$11.02	$10.22	$10.77

Income (loss) from operations:
Net investment income	0.53	0.54	0.60	0.60	0.62
Net realized and unrealized gain (loss)	(1.60)	0.02 [3]	0.81	0.91	(0.51)
Total income (loss) from operations	(1.07)	0.56	1.41	1.51	0.11

Less distributions from:
Net investment income	(0.56)	(0.55)	(0.58)	(0.60)	(0.61)
Net realized gains	—	(0.36)	(0.45)	(0.11)	(0.05)
Total distributions	(0.56)	(0.91)	(1.03)	(0.71)	(0.66)

Net asset value, end of year	$9.42	$11.05	$11.40	$11.02	$10.22
Total return[4]	(9.75)%	5.13%	13.40%	15.04%	0.97%

Net assets, end of year (000s)	$60,621	$79,249	$39,496	$18,004	$1,674

Ratios to average net assets:
Gross expenses	0.96%	0.95%	—	—	—
Net expenses[5]	0.95 [6]	0.94 [6]	0.96%	0.97%	0.96%
Net investment income	5.35	4.70	5.46	5.49	5.81

Portfolio turnover rate	141%	151%	186%	164%	145%

[1]

The performance information and financial information presented incorporates the operations of the Investor shares of the Diamond Hill Corporate Credit Fund (the “Predecessor Fund”), which, as a result of the reorganization, are the Fund’s operations.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

As a result of an expense limitation arrangement, effective August 2, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.96%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2022	2021[2]

Net asset value, beginning of year	$11.05	$11.48

Income (loss) from operations:
Net investment income	0.51	0.18
Net realized and unrealized loss	(1.64)	(0.14)
Total income (loss) from operations	(1.13)	0.04

Less distributions from:
Net investment income	(0.49)	(0.18)
Net realized gains	—	(0.29)
Total distributions	(0.49)	(0.47)

Net asset value, end of year	$9.43	$11.05
Total return[3]	(10.31)%	0.35%

Net assets, end of year (000s)	$1,217	$5

Ratios to average net assets:
Gross expenses	1.66%[4]	3.06%[5]
Net expenses[6,7]	1.65 [4]	1.71 [5]
Net investment income	5.34	3.75 [5]

Portfolio turnover rate	141%	151%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 2, 2021 (inception date) to December 31, 2021.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.71%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	For the year ended December 31, 2021.

See Notes to Financial Statements.

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1,2]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.06	$11.40	$11.03	$10.22	$10.78

Income (loss) from operations:
Net investment income	0.56	0.57	0.64	0.63	0.65
Net realized and unrealized gain (loss)	(1.60)	0.03 [3]	0.80	0.91	(0.52)
Total income (loss) from operations	(1.04)	0.60	1.44	1.54	0.13

Less distributions from:
Net investment income	(0.59)	(0.58)	(0.62)	(0.62)	(0.64)
Net realized gains	—	(0.36)	(0.45)	(0.11)	(0.05)
Total distributions	(0.59)	(0.94)	(1.07)	(0.73)	(0.69)

Net asset value, end of year	$9.43	$11.06	$11.40	$11.03	$10.22
Total return[4]	(9.49)%	5.38%	13.62%	15.44%	1.16%

Net assets, end of year (000s)	$760,341	$921,247	$651,836	$96,563	$23,499

Ratios to average net assets:
Gross expenses	0.67%	0.66%	—	—	—
Net expenses[5]	0.66 [6]	0.66 [6]	0.67%	0.68%	0.67%
Net investment income	5.64	4.99	5.81	5.79	6.10

Portfolio turnover rate	141%	151%	186%	164%	145%

[1]

The performance information and financial information presented incorporates the operations of the Diamond Hill Corporate Credit Fund (the “Predecessor Fund”), which, as a result of the reorganization, are the Fund’s operations.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

As a result of an expense limitation arrangement, effective August 2, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.67%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1,2]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.08	$11.42	$11.03	$10.22	$10.78

Income (loss) from operations:
Net investment income	0.58	0.59	0.64	0.65	0.67
Net realized and unrealized gain (loss)	(1.62)	0.02 [3]	0.83	0.91	(0.53)
Total income (loss) from operations	(1.04)	0.61	1.47	1.56	0.14

Less distributions from:
Net investment income	(0.60)	(0.59)	(0.63)	(0.64)	(0.65)
Net realized gains	—	(0.36)	(0.45)	(0.11)	(0.05)
Total distributions	(0.60)	(0.95)	(1.08)	(0.75)	(0.70)

Net asset value, end of year	$9.44	$11.08	$11.42	$11.03	$10.22
Total return[4]	(9.36)%	5.48%	13.92%	15.56%	1.27%

Net assets, end of year (000s)	$94,514	$86,773	$32,171	$20,190	$29,274

Ratios to average net assets:
Gross expenses	0.57%	0.55%	—	—	—
Net expenses[5]	0.54 [6]	0.55 [6]	0.55%	0.56%	0.55%
Net investment income	5.83	5.17	5.74	5.99	6.23

Portfolio turnover rate	141%	151%	186%	164%	145%

[1]

The performance information and financial information presented incorporates the operations of the Class Y shares of the Diamond Hill High Yield Fund (the “Predecessor Fund”), which, as a result of the reorganization, are the Fund’s operations.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

As a result of an expense limitation arrangement, effective August 2, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.55%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — High Yield Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund, which had no operations prior to July 30, 2021 other than its organization, acquired the assets and liabilities of Diamond Hill High Yield Fund (the “Predecessor Fund”), a series of the Diamond Hill Funds (the “Predecessor Fund’s Trust”), on July 30, 2021. As a result of the reorganization (the “Reorganization”), the Predecessor Fund is the accounting survivor and the Fund is the legal entity successor. No costs associated with the Reorganization were incurred by the Fund or Predecessor Fund. Additionally, the Reorganization was a tax-free event. Performance shown for the Fund’s Class A, Class I and Class IS shares for the periods prior to July 30, 2021, is the performance of the Predecessor Fund’s Investor shares, Class I shares and Class Y shares, respectively. Shareholders of Investor shares, Class I shares and Class Y shares of the Predecessor Fund received an equivalent number of Class A, Class I and Class IS shares of the Fund, respectively, which had net asset values per share equivalent to the shares of the Predecessor Fund. As the accounting survivor, past performance and operating history of the Predecessor Fund are included in these financial statements.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the

30	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	31

Notes to financial statements (cont’d)

generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes:
Energy	—	$134,202,634	$0	*	$134,202,634
Other Corporate Bonds & Notes	—	662,386,742	—		662,386,742
Senior Loans:
Consumer Discretionary	—	5,685,000	6,746,841		12,431,841
Other Senior Loans	—	15,034,173	—		15,034,173
Convertible Bonds & Notes	—	13,253,200	—		13,253,200
Convertible Preferred Stocks	$1,772,400	—	—		1,772,400
Common Stocks	—	—	0	*	0	*
Warrants	—	—	0	*	0	*
Total Long-Term Investments	1,772,400	830,561,749	6,746,841		839,080,990
Short-Term Investments†	76,210,935	—	—		76,210,935
Total Investments	$77,983,335	$830,561,749	$6,746,841		$915,291,925

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are

32	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

disclosed in the accompanying Schedule of Investments. At December 31, 2022, the Fund had sufficient cash and/or securities to cover these commitments.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	33

Notes to financial statements (cont’d)

doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly.

Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees are paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

34	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 0.96%, 1.71%, 0.67% and 0.55%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2022, fees waived and/or expenses reimbursed amounted to $106,320, which included an affiliated money market fund waiver of $46,913.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	35

Notes to financial statements (cont’d)

class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2022, the Fund had fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class I	Class IS
Expires December 31, 2024	—	$1	—	—
Expires December 31, 2025	$3,492	17	$38,303	$17,595
Total fee waivers/expense reimbursements subject to recapture	$3,492	$18	$38,303	$17,595

For the year ended December 31, 2022, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

Class C
LMPFA recaptured	$27

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 3.75% (3.50% prior to August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $500,000 ($1,000,000 prior to August 15, 2022) in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$8,117
CDSCs	815

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

36	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

3. Investments

During the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,229,237,415
Sales	1,239,980,416

At December 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$1,014,317,174	$2,943,571	$(101,968,820)	$(99,025,249)

4. Derivative instruments and hedging activities

During the year ended December 31, 2022, the Fund did not invest in derivative instruments.

5. Reorganization

On July 30, 2021, as a result of the Reorganization, Investor, Class I and Class Y shares of the Predecessor Fund merged with and into Class A, Class I and Class IS shares of the Fund. Amounts presented for Class A, Class I and Class IS shares include the activity of the prior share classes of the Predecessor Fund.

6. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$175,309	$109,597
Class C	3,516	279
Class I	—	901,432
Class IS	—	12,709
Total	$178,825	$1,024,017

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	37

Notes to financial statements (cont’d)

For the year ended December 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$6,987
Class C	39
Class I	76,580
Class IS	22,714
Total	$106,320

7. Distributions to shareholders by class

	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Investment Income:
Class A	$3,926,121	$3,484,095
Class C	20,851	79	†
Class I	45,300,544	47,272,670
Class IS	5,983,134	2,909,942
Total	$55,230,650	$53,666,786
Net Realized Gains:
Class A	—	$2,415,391
Class C	—	125	†
Class I	—	29,755,209
Class IS	—	2,535,150
Total	—	$34,705,875

†	For the period August 2, 2021 (inception date) to December 31, 2021.

8. Shares of beneficial interest

At December 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,309,414	$43,278,628	7,389,830	$84,598,100
Shares issued on reinvestment	396,609	3,878,427	513,429	5,775,631
Shares repurchased	(5,443,801)	(53,883,759)	(4,196,954)	(47,902,428)
Net increase (decrease)	(737,778)	$(6,726,704)	3,706,305	$42,471,303

38	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares		Amount
Class C
Shares sold	135,360	$1,313,702	436	†	$5,000	†
Shares issued on reinvestment	2,171	20,618	—		—
Shares repurchased	(8,904)	(84,549)	—		—
Net increase	128,627	$1,249,771	436		$5,000
Class I
Shares sold	66,017,953	$658,296,064	67,204,995		$768,606,930
Shares issued on reinvestment	4,517,835	44,233,556	6,122,381		68,861,832
Shares repurchased	(73,211,537)	(732,047,434)	(47,193,494)		(536,689,853)
Net increase (decrease)	(2,675,749)	$(29,517,814)	26,133,882		$300,778,909
Class IS
Shares sold	8,219,444	$81,715,213	6,011,410		$68,777,059
Shares issued on reinvestment	572,006	5,588,534	485,319		5,444,015
Shares repurchased	(6,619,348)	(63,553,203)	(1,479,496)		(16,809,884)
Net increase	2,172,102	$23,750,544	5,017,233		$57,411,190

†	For the period August 2, 2021 (inception date) to December 31, 2021.

9. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2022. The following transactions were effected in such company for the year ended December 31, 2022.

	Affiliate Value at December 31, 2021	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset
Premier
Institutional U.S.
Treasury Reserves,
Premium Shares	$68,343,413	$622,083,975	622,083,975	$614,216,453	614,216,453

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2022
Western Asset Premier
Institutional U.S.
Treasury Reserves,
Premium Shares	—	$1,022,412	—	$76,210,935

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	39

Notes to financial statements (cont’d)

10. Redemption facility

The Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended December 31, 2022.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$55,230,650	$83,970,164
Net long-term capital gains	—	4,402,497
Total distributions paid	$55,230,650	$88,372,661

As of December 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$242,999
Deferred capital losses*	(59,635,814)
Other book/tax temporary differences(a)	(10,984)
Unrealized appreciation (depreciation)(b)	(99,025,249)
Total distributable earnings (loss) — net	$(158,429,048)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium on fixed income securities.

12. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of

40	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

13. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. There remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	41

Notes to financial statements (cont’d)

increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

42	BrandywineGLOBAL — High Yield Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of BrandywineGLOBAL — High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — High Yield Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for the year ended December 31, 2022 and each year or period ended on December 31, 2021 indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022, and the financial highlights for the year ended December 31, 2022 and each year or period ended on December 31, 2021 indicated therein in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2020 and the financial highlights for each of the periods ended on or prior to December 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 16, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

BrandywineGLOBAL — High Yield Fund 2022 Annual Report	43

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — High Yield Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

44	BrandywineGLOBAL — High Yield Fund

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

BrandywineGLOBAL — High Yield Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 57 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

46	BrandywineGLOBAL — High Yield Fund

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	127
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

BrandywineGLOBAL — High Yield Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

48	BrandywineGLOBAL — High Yield Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

BrandywineGLOBAL — High Yield Fund	49

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2022:

	Pursuant to:	Amount Reported
Section 163(j) Interest Earned	§163(j)	$58,009,613

50	BrandywineGLOBAL — High Yield Fund

BrandywineGLOBAL —

High Yield Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment

Management, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

BrandywineGLOBAL — High Yield Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

BrandywineGLOBAL — High Yield Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

BWXX715121 2/23 SR23-4604

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2021 and December 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $159,998 in December 31, 2021 and $134,998 in December 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2021 and $0 in December 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $30,000 in December 31, 2021 and $30,000 in December 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in December 31, 2021 and $0 in December 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $855,080 in December 31, 2021 and $824,290 in December 31, 2022.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit  99.CERT

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer
Date:	February 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer
Date:	February 27, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer
Date:	February 27, 2023